                                                                   Exhibit 99(2)

                             SUBSCRIPTION AGREEMENT

                             SUBSCRIPTION OF SHARES

NAME OF SUBSCRIBER:                 .......................... (the "Purchaser")

SHARES SUBSCRIBED FOR:              ........... common shares of CanArgo Energy
                                    Corporation ("the     Shares")

TOTAL SUBSCRIPTION PRICE
FOR THE SHARES:                     NOK .......

PLACEMENT AGENT:                    The shares are subscribed for through
                                    [Orkla Finans Fondsmegling ASA]/[Sundal
                                    Collier & Co.] ("the Agent")

DATE OF SUBSCRIPTION:               9 December 1999

DELIVERY OF THE SHARES:             Approximately..... December 1999 at
                                    Purchaser's VPS- account

PURCHASER'S VPS-ACCOUNT:            .............

SUBSCRIPTION PRICE:                 NOK 6.90 per Share

PAYMENT INSTRUCTIONS:               Payment of the Total subscription Price
                                    shall be made [in accordance with separate
                                    instructions from the Agent]/ [in NOK to
                                    bank account no. ................... within
                                    ... December 1999]

DELAYED PAYMENT:                    On overdue payment, interest may be charged
                                    at 12 percent per annum. The Placement Agent reserves the request to cancel the subscription if Purchaser fails to comply with the Payment instructions and to claim the Purchaser for any resulting losses in accordance with Norwegian law

REPRESENTATIONS BY PURCHASER:       The Purchaser gives the representations,
                                    warranties and covenants which follow from
                                    schedule 1 hereto by his signature to this Agreement

PRIVATE PLACEMENT:                  The shares are offered in a private
                                    placement pursuant to an existing exemption from prospectus requirements under Norwegian law (the Securities Trade

                                    Act 1999 and the Stock Exchange Regulations) and in reliance upon and conformity with an exemption from the registration requirements of the United States Securities Act of 1993 as amended ("the Securities Act") pursuant to Regulation S under the Securities Act ("Regulation S")

COMPLETE AGREEMENT:                 The Purchaser agrees to be bound by the
                                    terms of this Agreement and the Schedules attached hereto including the Term Sheet;
                                    which form part of the Agreement

NOTICES: Any notices to the parties shall be given at the addresses included on the signatory page of this Agreement.

GOVERNING LAW:                      This agreement shall be governed by
                                    Norwegian law, although all material issues relating to the Securities Act and Regulation S shall be governed by Norwegian law. The Parties consent to the Oslo City
                                    Court as exclusive venue

                             Oslo, 10 December 1999


             [ORKLA FINANS FONDSMEGLING ASA]/[SUNDAL COLLIER & CO.]

                     ON BEHALF OF CANARGO ENERGY CORPORATION



                   __________________________________________


             Address:          __________________________

                               __________________________

                               __________________________


                                   PURCHASER:


             Name:             __________________________

             Signature:        __________________________

             Address:          __________________________

                               __________________________

                               __________________________

             Fax no:           __________________________







Schedules
Schedule 1:       Representations by Purchaser
Schedule 2:       Definition of US Persons
Term Sheet with accompanying corporate documentation

                                   SCHEDULE 1

                                     TO THE

                             SUBSCRIPTION AGREEMENT

REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

Purchaser hereby represents, warrants and covenants to the Company as follows:

1.       Compliance with United States Securities Laws.
Purchaser understands and acknowledges that (a) the Shares have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S, which definition is set out in Schedule 2 to the Subscription Agreement), unless such Shares are registered under the US Securities Act and any applicable state securities or blue sky laws or such offer or sale is made pursuant to exemptions from the registration requirements of such laws, (b) the Shares are being offered and sold pursuant to the terms of Regulation S under the Securities Act of 1933 as amended (the "Securities Act"), which permits securities to be sold to non-"U.S. persons" in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions, (c) the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of the exemptions from registration under the Securities Act relied upon by the Company and the suitability of the Purchaser to acquire the Shares; (d) the Shares have been offered and sold to the Purchaser in an "offshore transaction" and Purchaser has not engaged in any "directed selling efforts", as each such term is defined in Regulation S, and (e) in the view of the Commission, the statutory basis for the exemption from registration claimed for this Offering would not be present if the Offering of the Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and, accordingly, the Purchaser is making the representations and warranties in this schedule to evidence its compliance with the applicable requirements of the Securities Act and that its participation in such Offering is not a part of any such plan or scheme.

2.       STATUS OF PURCHASER.

(a) Purchaser is purchasing the Shares for its own account or for persons or accounts as to which it exercises investment discretion. Neither Purchaser nor such person or account is a "U.S. person" (as defined in Regulation S) and neither Purchaser nor such other person or account has any present intention to sell any of the Securities in the United States or to a U.S. person or for the account or benefit of a U.S. person either now or promptly after expiration of the first anniversary of the date hereof (Restricted Period).

(b) Purchaser (and any person or account on whose behalf Purchaser is purchasing) is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in restricted securities (such as this Shares reviewed and considered all information it deems relevant in making a decision to purchase the Shares. Purchaser acknowledges that it is capable of evaluating the merits and risks of an investment in the Shares and to make an informed decision relating thereto. In evaluating its investment, Purchaser has consulted its own investment and/or legal and/or tax advisors.

(c) Purchaser acknowledges that the Company has made available to Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and the business and financial condition of the Company and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished in accordance herewith. Purchaser and its advisors, if any, have received complete and satisfactory answers to all such inquiries.

(d) Purchaser has agreed to purchase the Shares for investment purposes and not with a view to a distribution. Purchaser is not an underwriter of, or dealer in, the Shares and is not participating, pursuant to a contractual arrangement, in the distribution of the Shares. To the extent that the Shares are registered in the name of Purchaser's nominee, Purchaser confirms that such nominee is acting as custodian for Purchaser of such securities.

(e) Purchaser understands that no U.S. Federal or state or any foreign governmental authority or agency has made or will make any finding or determination relating to the fairness for public investment in the Shares, or has passed upon or made, or will pass upon or make, any recommendation or endorsement of the Shares.

(f) If Purchaser is a partnership, corporation, trust or other entity, the individual executing this Subscription Note on its behalf represents and warrants that:

         (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made by the Purchaser in this Purchase Agreement; and

         (ii) He or she is duly authorized under the corporation's charter and by all requisite corporate action (and if the Purchaser is a partnership, trust or other unincorporated entity, by the agreements, deeds, indentures or other instruments pursuant to which such entity was organized and all requisite action to be taken by such entity) to make this investment and to enter into, execute and deliver this Subscription Note on behalf of such entity.

3.       Restrictions on Re-Sale

(a) During the Restricted Period, Purchaser shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares or directly or indirectly offer, sell, transfer, pledge or otherwise dispose of the Shares, any interest therein in the United States or to, or for the account or benefit of, a "U.S. person" (as defined in Regulation S). Purchaser hereby also agrees that it shall not, either directly or indirectly, sell short the Company's Shares of Common Stock in the over-the-counter market or otherwise in the United States or engage in any other hedging activities in the United States during the Restricted Period and it has not made any such sale in anticipation of purchasing the Shares.

(b) Purchaser understands that the Shares or any interest therein are only transferable on the books and records of the Transfer Agents and Registrar of the Common Stock of the Company. Purchaser further understands that the Transfer Agents and Registrar will not register any transfer of the Shares or any interest therein which the Company in good faith believes violates the restrictions set forth herein.

(c) Unless registered under the Securities Act (or unless sold over the Oslo Stock Exchange in compliance with Regulation S), any proposed offer, sale, transfer, pledge or other disposition during the Restricted Period of any of the Shares or any interest therein shall be subject to the condition that Purchaser must deliver to the Company (i) a written certification that neither record nor beneficial ownership of the Shares or any interest therein, as the case may be, has been offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), (ii) a written certification of the proposed transferee that such transferee (or any account for which such transferee is acquiring such Shares or any interest therein, as the case may be) is not a "U.S. person" (as defined in Regulation S), that such transferee is acquiring such Shares or such interest therein, as the case may be, for such transferee's own account (or an account over which it has investment discretion) and for investment and not with a view to a distribution, and that such transferee is knowledgeable of and agrees to be bound by the restrictions on re-sale set forth in this section and Regulation S during the Restricted Period, and (iii) a written opinion of United States counsel, in form and substance satisfactory to the Company, to the effect that the offer, sale, transfer, pledge or other disposition of such Shares, or any interest therein, as the case may be, are exempt from registration under the Securities Act and any applicable state securities or blue sky laws.

(d) Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) its rights under this Subscription Note or the Shares or any interest therein otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws and any applicable securities laws of jurisdictions outside the United States, and the rules and regulations promulgated thereunder.


4.       Legends.
(a) Purchaser agrees for the duration of the Restricted Period that the stock certificates representing the Shares (but not the electronic registration of these in the VPS) shall bear the legend set forth below:

         "The Shares of Common Stock represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the "Act"), or any other securities laws, and have been issued in reliance upon the exemption from registration under the Act contained in Regulation S under the Act. Prior to December 9, 2000, no offer, sale, transfer, pledge or other disposition (collectively, a "Disposal") of the Shares of Common Stock represented by this certificate may be made: (a) in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S) unless (i) registered under the Act and any applicable state securities or blue sky laws or (ii) exemptions from the registration requirements of such laws are available and CanArgo Energy Corporation (the "Company") receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from such registration requirements; and (b) outside of the United States or to, or for the account or benefit of a person who is not a "U.S. person" (as defined in Regulation S) unless (i) the beneficial owner of such Shares and the proposed transferee submit certain certifications to the Company and (ii) the Company receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from the registration requirements of the Act."

5.       Re-Offers by Purchaser in the United States.
If Purchaser publicly re-offers all or any part of the Shares in the United States, Purchaser (and/or certain persons who participate in any such re-offer) may be deemed, under certain circumstances, to be an "underwriter" as defined in section 2(11) of the Securities Act. If Purchaser plans to make any such re-offer, it will consult with United States legal counsel prior to any such re-offer in order to determine its liabilities and obligations under this Subscription Note, the Securities Act and any applicable state securities or blue sky laws.

6. Due Execution, Delivery and Performance of the Purchase Agreement and Other Obligations.
Purchaser has full right, power, authority and capacity to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Purchase Agreement by Purchaser, this Purchase Agreement shall constitute the legal, valid and binding obligations of Purchaser, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws, relating to or affecting the enforcement of creditors rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.


7.       Survival of Representations , Warranties and agreements
Notwithstanding any investigation made by Purchaser, all covenants, agreements, representations and warranties made by Purchaser herein shall survive the delivery to Purchaser of the Shares.

                                   SCHEDULE 2

                                     TO THE

                             SUBSCRIPTION AGREEMENT


                  DEFINITION OF U.S. PERSON UNDER REGULATION S

1.       U.S. Person

         (a)      "U.S. person" means:

                  (i)               Any natural person resident in the United
                                    States;

                  (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

                  (iii) Any estate of which any executor or administrator is a U.S. person;

                  (iv)              Any trust of which any trustee is a U.S.
                                    person;

                  (v) Any agency or branch of a foreign entity located in the United States;

                  (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                  (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts.

         (b) Notwithstanding paragraph (1)(a) of this rule, any discretionary account or similar acount (other than an estate or trust) held for the benefit or account of a non-U.S.

                  person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

         (c) Notwithstanding paragraph (1)(a), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

                  (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

                  (ii)    The estate is governed by foreign law.

         (d) Notwithstanding paragraph (1)(a), any trust of which any professional fiduciary acting as a trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

         (e) Notwithstanding paragraph (1)(a), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

         (f) Notwithstanding paragraph (1)(a), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

                  (i) The agency or branch operates for valid business reasons; and

                  (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         (g) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

2. United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

                                   TERM SHEET

                PRIVATE PLACEMENT OF 3.3 MILL. SHARES IN CANARGO
                       ENERGY CORPORATION 9 DECEMBER 1999

1        ISSUER

CanArgo Energy Corporation, a Delaware corporation with its principle offices at 1580, 272- 7th Avenue SW Calgary, Alberta, Canada, telephone no. 00 1 403 777
1185, telefax no. ................, which shares are listed on the Oslo Stock
Exchange (main) list. CanArgo Energy Corporation is an oil- and gas exploration and production company that owns interests in oil- and gas properties located in the Republic of Georgia and elsewhere and Eastern Europe. The Company's principle activities involves the rehabilitation and development of oil- and gas fields with a productive history that indicates potential for increased production through the application of modern production techniques.

2        OFFERING

The Company is offering 3.3 mill. shares ("the Offering") in a private placement to investors in Norway through Orkla Finans Fondsmegling ASA ("Orkla Finans") and Sundal Collier & Co. as placement agents ("the "Agents"), at NOK 6.90 on December 9, 1999. No prospectus is prepared in connection with the Offering. The Offering is made pursuant to relevant exemptions for prospectus requirements under the Stock Exchange Regulations, chapter 18 (offering of less than 10 % of the share capital) and the Securities Trade Act of 1997, chapter 5 (the Offering is made available to less than 50 persons). The shares are offered in conformity with an exemption from registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act") pursuant to Regulation S under the Securities Act ("Regulation S"). Pursuant to Regulation S the shares may be traded over the Oslo Stock Exchange. Subscribers must, however, represent i.a. that they are not US Persons as defined under Regulation S, and that the shares will not be resold by the subscribers to US Persons or into the United States within a period of 1 year, as further detailed in schedule 1 to the Subscription Agreement.

3        USE OF PROCEEDS

The purpose of the offering is to provide working capital for the Company
[..............]. Under the mandate to place the Offering, the placement agents each receive a fee of 6 % of gross placement consideration under the Offering. The Company will also reimburse the placement agent out of pocket expenses, legal fees etc.

4        TERMS OF THE SHARES

The shares are common shares which will be registered electronically on each subscriber's VPS-account. The shares are freely tradable of the Oslo Stock Exchange, however, each subscriber gives the representations and warranties in
Schedule 1 to the Subscription Agreement regarding i.a. restriction on resales into the United States and to US Persons. Reference is made to the complete text of Schedule 1 to the Subscription Agreement.

5        DOCUMENTATION

No prospectus is prepared in connection with the Offering. However, the investors should review the following material regarding the Company (which are considered as documentation offered to investors), the Company's Annual Report on Form 10-K filed with the SEC on 29 April 1999, Form 10-Q filed with the SEC on 15 November 1999 and the prospectus (S-I/A and addenda POS-AM filed 7 June 1999 and 29 July and 24 August, respectively) which may be obtained at the following internet site: http://www.sec.gov1. Copies of these documents can also be obtained from the Agents.

6        RISKS OF THE INVESTMENT

An investment in the shares in the Offering constitutes a speculative investment entailing a high degree of risk. Investors should review the attached materials, and, in particular, the Companies Annual Report on Form 10-K, (see above), which sets forth certain risks associated with the Companies' business, financial condition and prospects. These material include (or incorporates by reference) forwardlooking statements within the meaning of Section 27 a) of the Securities Act. All statements other than statements of historical fact made herein, including without limitation, those regarding the Companies' financial position, business strategy, projected financial results and plans and objectives of management for future operation, are forwardlooking statements. Although the Company believes that the expectations are reflected in such statements are reasonable, it can give no assurance that such expectations will prove to be correct.

The shares of common stock being sold pursuant to the offering have not been registered under the united states securities act of 1933 as amended (the "act"), or any other securities laws, and have been issued in reliance upon the exemption from registration under the act containing regulation s under the act. Prior to December 9, 2000, no offer, sale, transfer, pledge or other disposition (collectively a disposal) of the common stock sold pursuant to the offering may be made: a) in the united states or to, for the account or benefit of, any "US Person" (as defined in regulation S) unless (i) registered under the act and any applicable state securities or blue sky laws or (ii) exemptions from the registration requirements of such laws are available and canargo energy corporation (the "Company") receives a written opinion of united states legal counsel in form and substance satisfactory to it to the effect that such disposal is exempt from such registration requirements; and (b) outside the united states or to, or for the account or benefit of a person who is not a "US Person" (as defined in regulation S) unless (i) the BENEFICIAL owner of such shares and the proposed transferee submit certain certifications to the company and (ii)


---------------
1 Instructions: Click 1) EDGAR database 2) "search the EDGAR database" 3) "Quick Forms look up" and fill in CanArgo Energy in the box for "Enter a company", then
4) "Submit choices" and 5) open the following forms: Form 10Q filed 11-15-1999; Form POSAM filed 7-29-1999 and 08-24-1999 and S-1/A filed 06-07-1999 and Form 10-K/A filed 29 April 1999.

the company receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such disposal is exempt from the registration requirements of the act.